UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2004

PROVIDIAN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12897	94-2933952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 543-0404

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On October 19, 2004, Joseph W. Saunders, the Company’s Chairman, Chief Executive Officer and President, entered into a Second Amendment to Restricted Stock Award Description (the “Second Amendment”), pursuant to which Mr. Saunders agreed to delay until June 30, 2005 the vesting of 353,333 shares of restricted stock previously awarded to Mr. Saunders and which were previously scheduled to vest on November 25, 2004. In connection with such agreement, Mr. Saunders was awarded 20,000 shares of restricted stock (the “Grant”).

The Company issued the Grant to Mr. Saunders pursuant to a Restricted Stock Agreement dated October 19, 2004 (the “Restricted Stock Agreement”). The Grant will vest on June 30, 2005, subject to Mr. Saunders’ continued employment with the Company. The vesting of the Grant is subject to acceleration under certain circumstances.

The descriptions of the Second Amendment and the Restricted Stock Agreement are qualified by reference to such agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and which are hereby incorporated herein by reference.

On July 27, 2004, the Company entered into an amendment to Mr. Saunders’ Executive Employment Agreement that extended the scheduled termination date of his existing employment agreement for an interim period from December 31, 2004 to December 31, 2005.  On October 19, 2004, the Company entered into an amendment to Mr. Saunders’ employment agreement that extended the term for a full three years from its original termination date, such that his employment agreement term now extends through December 31, 2007. In addition to the term extension, the July 27 amendment also reflected the following matters (which were unaffected by the October 19 amendment): revised his base salary provision to reflect the $800,000 per year base salary currently applicable to Mr. Saunders; revised his target bonus provision to reflect the 200% target bonus currently applicable to Mr. Saunders; and modified the termination provisions of the agreement to conform the methodology for calculating change-of-control payments and benefits to be consistent with those applicable to other senior executives of the Company.

The descriptions of the first and second amendments to Mr. Saunders employment agreement are qualified by reference to such amendments, copies of which are attached hereto as Exhibits 10.3 and 10.4, respectively, and which are hereby incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(c)                                                          Exhibits

The following exhibits are filed herewith:

10.1                                       Second Amendment to Restricted Stock Award Description, dated October 19, 2004, between the Company and Joseph W. Saunders.

10.2                                       Providian Financial Corporation 2000 Stock Incentive Plan Restricted Stock Grant Agreement dated October 19, 2004, evidencing the award of 20,000 shares of restricted stock to Joseph W. Saunders.

10.3                                       First Amendment to Executive Employment Agreement, by and between the Company and Joseph W. Saunders, dated as of July 27, 2004.

10.4                                       Second Amendment to Executive Employment Agreement, by and between the Company and Joseph W. Saunders, dated as of October 19, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDIAN FINANCIAL CORPORATION
(Registrant)

Date: October 25, 2004	By:	/s/ Anthony F. Vuoto
Anthony F. Vuoto
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Second Amendment to Restricted Stock Award Description between Providian Financial Corporation and Joseph W. Saunders, dated as of October 19, 2004.

10.2	Providian Financial Corporation 2000 Stock Incentive Plan Restricted Stock Grant Agreement dated October 19, 2004, evidencing the award of 20,000 shares of restricted stock to Joseph W. Saunders.

10.3	First Amendment to Executive Employment Agreement, by and between the Company and Joseph W. Saunders, dated as of July 27, 2004.

10.4	Second Amendment to Executive Employment Agreement, by and between the Company and Joseph W. Saunders, dated as of October 19, 2004.